Exhibit 10.1
Amendment and Termination and Release of Guaranty

THIS AMENDMENT AND TERMINATION AND RELEASE OF GUARANTY (this "Release") is made as of January 31, 2008 by and among MANCHESTER SECURITIES CORPORATION (“Manchester”) and ALEXANDER FINANCE L.P. (“Alexander” and together with Manchester, the “Lenders”), ILLINOIS SUPERCONDUCTOR CANADA CORPORATION (“ISCC”) and SPECTRAL SOLUTIONS, INC. (“Spectral” and together with ISCC the "Guarantors") and ISCO INTERNATIONAL, INC. (the "Borrower").

WITNESSETH:

WHEREAS, Borrower has borrowed funds (collectively, the “Notes”) from the Lenders pursuant to a Third Amended and Restated Loan Agreement, dated November 10, 2004, as amended (the “Loan Agreement”), and a Securities Purchase Agreement, dated June 22, 2006 (the “Securities Purchase Agreement”), each such agreement by and among Borrower and the Lenders;

WHEREAS, the Borrower’s obligations to the Lenders under the Notes are secured by a perfected first lien on certain assets of the Borrower and the Guarantors, as wholly-owned subsidiaries of the Borrower, under a Fourth Amended and Restated Security Agreement, dated June 22, 2006 as amended (the “Security Agreement”) by and among the Borrower, the Lenders, the Guarantors, and Manchester as collateral agent;

WHEREAS, each of the Guarantors guaranteed and became surety for the obligations of the Borrower to the Lenders (the "Obligations") on the terms and conditions set forth in a separate Fourth Amended and Restated Guaranty, dated June 22, 2006, as amended (each a “Guaranty” and together, the "Guaranties");

WHEREAS, neither of the Guarantors has any assets and the Company intends to dissolve each of the Guarantors as promptly as practicable following execution of this Release;

WHEREAS, the Borrower and the Guarantors have requested that the Lenders release each of the Guarantors from their obligations under the Security Agreement and the Guaranties, and the Lenders are willing to do so on the terms and conditions set forth in this Release;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, and intending to be legally bound hereby, the parties hereto agree as follows:

1.  Borrower and each of the Guarantors represent and warrant that each such Guarantor has no assets.

2. Effective on the date hereof, the Lenders, jointly and severally, hereby forever and irrevocably release and discharge each of the Guarantors from each and every one of the terms and conditions of their respective Guaranties and agree that the Guaranties are forever and irrevocably released and terminated in their entirety including those provisions of the Guaranties which, by their terms, survive the termination of the Guaranties.

3.  Effective on the date hereof, (i) each Lender hereby releases the security interest in any and all assets of each Guarantor, and (ii) the terms and conditions, relating to, and the obligations of, the Guarantors under the Security Agreement are hereby irrevocably terminated, including, without limitation, the termination of any security interest in Collateral, as that term is defined in the Loan Documents, owned or hereafter acquired by any one or both Guarantors, and the Security Agreement, the Loan Agreement, and the Securities Purchase Agreement shall each be amended to delete any and all references to the Guarantors, whether or not in such capacity as guarantor of the Borrower’s obligations to the Lenders.

4.  Borrower and its counsel are hereby authorized by each Lender to file any UCC financing statement termination or release deemed reasonably necessary by Borrower to reflect the release and termination of the Guaranties and the Lenders’ security interests under the Security Agreement.

5.  The Lenders shall as soon as practicable following execution of this Agreement return to Borrower all certificates representing capital stock and/or other securities of each of the Guarantors and related stock powers that have been pledged to the Lenders as collateral under the Security Agreement.

6.  The Borrower hereby represents and warrants that (a) all of its representations and warranties in the agreements, instruments and documents evidencing or securing the Obligations, including the Security Agreement, the Loan Agreement and the Securities Purchase Agreement (collectively, the "Loan Documents") are true and correct, (b) no default or Event of Default exists under the Loan Documents and no circumstances exist which, with the passage of time or the giving of notice or both, would become or constitute a default or an Event of Default under the Loan Documents, and (c) this Release has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

7.  The Lenders, jointly and severally, hereby completely remise, release, relinquish, waive and discharge, jointly and severally, the Borrower and the Guarantors, and each such corporation’s respective officers, directors, shareholders, partners, members, employees, agents, affiliates and successors and assigns (collectively, the “Borrower Released Parties”) from all suits, charges, debts, dues, losses, bills, covenants, contracts, promises, agreements, variances, trespasses, expenses, claims, liabilities, demands and causes of action, known or unknown, filed or contingent, whether in law or equity, direct or indirect, matured or not matured (“Liabilities”), which the Lenders ever had, now have, or hereinafter can or may have, against the Borrower Released Parties, with respect to any Liabilities incurred in connection with, relating to or otherwise arising out of the Guarantors’ obligations under the Guarantees and the other Loan Documents.

8.  The Borrower and the Guarantors, jointly and severally, hereby completely remise, release, relinquish, waive and discharge, jointly and severally, the Lenders, each Lender’s parents and subsidiaries and each such corporation’s respective officers, directors, shareholders, partners, members, lenders, employees, agents, affiliates and successors and assigns (collectively, the “Lender Released Parties”) from all Liabilities which the Borrower or the Guarantors ever had, now have, or hereinafter can or may have, against the Lender Released Parties with respect to any Liabilities incurred in connection with, relating to or otherwise arising out of the Lenders respective obligations to the Guarantors under the Guarantees and the other Loan Documents.

9.  Borrower covenants to dissolve each of the Guarantors as promptly as practicable following execution of this Release.

10.  In case any provision of this Release shall be invalid, illegal, or unenforceable, it shall to the extent practicable be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

11.  This Release will be binding upon and inure to the benefit of the Guarantors, the Borrower and the Lenders and their respective heirs, executors, administrators, successors and assigns.

12.  This Release shall not become effective and each of the Guarantors shall continue to be liable to the Lenders under all of the terms and provisions of their respective Guaranties until such time as the Lenders shall have received a copy of this Release executed by the Borrower and each of the Guarantors.

13.  Except as modified hereby, the terms and provisions of the Loan Documents remain unchanged and in full force and effect.  Except as expressly provided herein, this Release shall not constitute an amendment, waiver, consent or release with respect to any provision of the Loan Documents, a waiver of any default or Event of Default thereunder, or a waiver or release of any of the Lenders’ rights and remedies (all of which are hereby reserved).  The Borrower expressly ratifies and confirms the confession of judgment and waiver of jury trial provisions (if applicable).

14.  Each Lender agrees to promptly deliver all documents and take all actions reasonably necessary and requested by Borrower or any Guarantor to effect the terms of this Release.

15. This Release may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

WITNESS the due execution hereof as a document under seal, as of the date first written above.

BORROWER:

WITNESS / ATTEST:                                                                                                 ISCO INTERNATIONAL, INC.

__/s/ Amr Abdelmonem_________________                                                                                                 By:_/s/ Frank Cesario_________________
(SEAL)
Print Name:_Amr Abdelmonem____________                                                                                                 Print Name:__Frank Cesario_____________

Title:__CTO and COO___________________                                                                                                 Title:____CFO________________________

GUARANTORS:

WITNESS / ATTEST:                                                                                                 SPECTRAL SOLUTIONS, INC.

__/s/ Amr Abdelmonem__________________                                                                                                 By:_/s/ Frank Cesario__________________
 (SEAL)
Title:__CTO and COO____________________                                                                                                 Title:_CFO__________________________

ILLINOIS SUPERCONDUCTOR CANADA CORPORATION

_/s/ Amr Abdelmonem___________________                                                                                                 By:__/s/ Frank Cesario_________________
 (SEAL)
Title:__CTO and COO____________________                                                                                                 Title:_CFO___________________________

LENDERS:

MANCHESTER SECURITIES                                                                                      ALEXANDER FINANCE L.P.
CORPORATION

By:_/s/ Elliot Greenberg_________________                             By:______/s/ Brad Whitmore______________
Print Name:_Elliot Greenberg_____________                                                                                      Print Name:_Brad Whitmore_________________
Title:__Vice President_____________                                                                                                 Title:_President_____________________